                                                                    EXHIBIT 4.4


                              DECLARATION OF TRUST
                                      AND
                                TRUST AGREEMENT


         This DECLARATION OF TRUST AND TRUST AGREEMENT, dated as of September 3, 2003 (this "Trust Agreement"), among (i) Popular, Inc., a Puerto Rico corporation (the "Depositor"); (ii) Bank One Delaware, Inc., as Delaware Tustee; (iii) Bank One Trust Company, N.A., as Poperty Tustee; and (iv) Jorge
A. Junquera and Richard Barrios, each an individual, as trustees (each of such trustees in (ii), (iii) and (iv) a "Trustee" and collectively, the "Trustees"). The Depositor and the Trustees hereby agree as follows:

         1. The trust created hereby (the "Trust") shall be known as "Popular Capital Trust I" in which name the Trustees, or the Depositor to the extent provided herein, may engage in the transactions contemplated hereby, make and execute contracts, and sue and be sued.

         2. The Depositor hereby assigns, transfers, conveys and sets over to the Trust the sum of Ten Dollars ($10.00). The Trustees hereby acknowledge receipt of such amount in trust from the Depositor, which amount shall constitute the initial trust estate. The Trustees hereby declare that they will hold the trust estate in trust for the Depositor. It is the intention of the parties hereto that the Trust created hereby constitute a statutory trust under Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. Section 3801, et seq. (the "Statutory Trust Act"), and that this document constitute the governing instrument of the Trust. The Trustees are hereby authorized and directed to execute and file a certificate of trust with the Delaware Secretary of State in accordance with the provisions of the Statutory Trust Act.

         3. The Depositor and the Trustees will enter into an Amended and Restated Declaration of Trust and Trust Agreement (herein, the "Amended and Restated Trust Agreement"), satisfactory to each such party and substantially in the form included as an exhibit to the 1933 Act Registration Statement (as defined below), to provide for the contemplated operation of the Trust created hereby and the issuance of the Preferred Securities (as defined below) and common securities of the Trust referred to therein. Prior to the execution and delivery of such Amended and Restated Trust Agreement, the Trustees shall not have any duty or obligation hereunder or with respect to the trust estate, except as otherwise required by this Trust Agreement, applicable law or as may be necessary to obtain prior to such execution and delivery, any licenses, consents or approvals required by applicable law or otherwise. Notwithstanding the foregoing, the Trustees may take all actions deemed proper and necessary to effect the transactions contemplated herein.

         4. The Depositor and the Trustees hereby authorize and direct the Depositor, as the agent of the Trust, (i) to file with the Securities and Exchange Commission (the "Commission") and execute, in each case on behalf of the Trust, (a) the Registration Statement on Form S-3 (the "1933 Act Registration Statement") (including any pre-effective or post- effective amendments to the 1933 Act Registration Statement) relating to the registration under the Securities Act of 1933, as amended (the "1933 Act"), of the preferred securities of the Trust (the "Preferred Securities") and certain other securities of the Depositor; (b) any preliminary prospectus or prospectus or supplement thereto relating to the Preferred Securities required to be filed pursuant to Rule 424 under the 1933 Act; and (c) to the extent deemed advisable by the Depositor, a Registration Statement on Form 8-A (the "1934 Act Registration Statement") (including all pre-effective and post-effective amendments thereto) relating to the registration of the Preferred Securities of the Trust under the Securities Exchange Act of 1934, as amended; (ii) to the extent deemed advisable by the Depositor, to file with one or more national securities exchanges (each, an "Exchange") or the National Association of Securities Dealers ("NASD") and execute on behalf of the Trust a listing application or applications and all other applications, statements, certificates, agreements and other instruments as shall be necessary or desirable to cause the Preferred Securities to be listed on any such Exchange or the NASD's Nasdaq National Market ("NASDAQ"); (iii) to file and execute on behalf of the Trust such applications, reports, surety bonds, irrevocable consents, appointments of attorney for service of process and other papers and documents as shall be necessary or desirable to register the Preferred Securities under the securities or blue sky laws of such jurisdictions as the Depositor, on behalf of the Trust, may deem necessary or desirable; and (iv) to execute on behalf of the Trust one or more underwriting agreements relating to the Preferred Securities, among the Trust, the Depositor and the underwriter(s) named therein, substantially in the form included as an exhibit to the 1933 Act Registration Statement. In the event that any filing referred to in clauses
(i), (ii) and (iii) above is required by the rules and regulations of the Commission, any Exchange, the NASD or state securities or blue sky laws to be executed on behalf of the Trust by one or more of the Trustees, each of the Trustees, in its or his capacity as a Trustee of the Trust, is hereby authorized and, to the extent so required, directed to join in any such filing and to execute on behalf of the Trust any and all of the foregoing, it being understood that Bank One Delaware, Inc. in its capacity as a Trustee of the Trust shall not be required to join in any such filing or execute on behalf of the Trust any such document unless required by the rules and regulations of the Commission, the Exchange or state securities or blue sky laws. In connection with the filings referred to above, the Depositor and Jorge A. Junquera and Richard Barrios, each as Trustees and not in their individual capacities, hereby constitute and appoint Richard L. Carrion, Jorge A. Junquera and Richard Barrios and each of them, as its and their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the Depositor or such Trustee or in the Depositor's or such Trustees' name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the 1933 Act Registration Statement and the 1934 Act Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, any Exchange, the NASD and administrators of the state securities or blue sky laws, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the Depositor or such Trustee might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their respective substitute or substitutes, shall do or cause to be done by virtue hereof.

         5. This Trust Agreement may be executed in one or more counterparts.

         6. The number of Trustees initially shall be three (3) and thereafter the number of Trustees shall be such number as shall be fixed from time to time by a written instrument signed by the Depositor which may increase or decrease the number of Trustees; provided, however, that to the extent required by the Statutory Trust Act, one Trustee shall either be a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable Delaware law. Subject to the foregoing, the Depositor is entitled to appoint or remove without cause any Trustee upon thirty (30) days' prior written notice. The Trustees may resign upon thirty (30) days' prior notice to the Depositor.

         7. This Trust Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware (without regard to "conflict of laws" principles).

         8. (a) The Trustees and their officers, directors, agents and servants (collectively, the "Fiduciary Indemnified Persons") shall not be liable, responsible or accountable in damages or otherwise to the Trust, the Depositor, the Trustees or any holder of the Preferred Securities (the Trust, the Depositor and any holder of the Preferred Securities being a "Covered Person") for any loss, damage or claim incurred by reason of any act or omission performed or omitted by the Fiduciary Indemnified Persons in good faith on behalf of the Trust and in a manner the Fiduciary Indemnified Persons reasonably believed to be within the scope of authority conferred on the Fiduciary Indemnified Persons by this Trust Agreement or by law, except that the Fiduciary Indemnified Persons shall be liable for any such loss, damage or claim incurred by reason of the Fiduciary Indemnified Person's gross negligence or willful misconduct with respect to such acts or omissions.

                  (b) The Fiduciary Indemnified Persons shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any person as to matters the Fiduciary Indemnified Persons reasonably believe are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which distributions to holders of Preferred Securities might properly be paid.

                  (c) The Depositor agrees, to the fullest extent permitted by applicable law, (i) to indemnify and hold harmless each Fiduciary Indemnified Person from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by the Fiduciary Indemnified Persons by reason of the creation, operation or termination of the Trust in a manner the Fiduciary Indemnified Persons reasonably believed to be within the scope of authority conferred on the Fiduciary Indemnified Persons by this Trust Agreement, except that no Fiduciary Indemnified Persons shall be entitled to be indemnified in respect of any loss, damage or claim incurred by the Fiduciary Indemnified Persons by reason of gross negligence or willful misconduct with respect to such acts or omissions,(ii) to advance expenses (including legal fees) incurred by a Fiduciary Indemnified Person in defending any claim, demand, action, suit or proceeding, from time to time, prior to the final disposition of such claim, demand, action, suit or proceeding, upon receipt by the Trust of an undertaking by or on behalf of such Fiduciary Indemnified Persons to repay such amount if it shall be determined that such Fiduciary Indemnified Person is not entitled to be indemnified as authorized in the preceding subsection, and (iii) to reimburse the Trustees for all other reasonable expenses (including reasonable fees and expenses of counsel and other experts) incurred in connection with this Trust Agreement and the Trust.

                  (d) The provisions of Section 8 shall survive the termination of this Trust Agreement or the earlier resignation or removal of the Fiduciary Indemnified Persons.

         9. This Trust Agreement may be dissolved and terminated before the issuance of the securities of the Trust at the election of the Depositor.

         IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed as of the day and year first above written.


                                    POPULAR, INC.,
                                    as Depositor


                                    By: /s/ Jorge A. Junquera
                                       ------------------------------------
                                    Name: Jorge A. Junquera
                                    Title: Senior Executive Vice President


                                    BANK ONE DELAWARE, INC.,
                                    not in its individual capacity but solely as Delaware Trustee


                                    By: /s/ Christopher C. Holly
                                       ------------------------------------
                                    Name: Christopher C. Holly
                                    Title: Vice President


                                    BANK ONE TRUST COMPANY, N.A.,
                                    not in its individual capacity but solely as Property Trustee


                                    By: /s/ Christopher C. Holly
                                       ------------------------------------
                                    Name: Christopher C. Holly
                                    Title: Vice President


                                    /s/ Jorge A. Junquera
                                    ---------------------------------------
                                    Jorge A. Junquera, as Trustee


                                    /s/ Richard Barrios
                                    ---------------------------------------
                                    Richard Barrios, as Trustee

                              DECLARATION OF TRUST
                                      AND
                                TRUST AGREEMENT


         This DECLARATION OF TRUST AND TRUST AGREEMENT, dated as of September 3, 2003 (this "Trust Agreement"), among (i) Popular, Inc., a Puerto Rico corporation (the "Depositor"); (ii) Bank One Delaware, Inc., as Delaware Tustee; (iii) Bank One Trust Company, N.A., as Poperty Tustee; and (iv) Jorge
A. Junquera and Richard Barrios, each an individual, as trustees (each of such trustees in (ii), (iii) and (iv) a "Trustee" and collectively, the "Trustees"). The Depositor and the Trustees hereby agree as follows:

         1. The trust created hereby (the "Trust") shall be known as "Popular Capital Trust II" in which name the Trustees, or the Depositor to the extent provided herein, may engage in the transactions contemplated hereby, make and execute contracts, and sue and be sued.

         2. The Depositor hereby assigns, transfers, conveys and sets over to the Trust the sum of Ten Dollars ($10.00). The Trustees hereby acknowledge receipt of such amount in trust from the Depositor, which amount shall constitute the initial trust estate. The Trustees hereby declare that they will hold the trust estate in trust for the Depositor. It is the intention of the parties hereto that the Trust created hereby constitute a statutory trust under Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. Section 3801, et seq. (the "Statutory Trust Act"), and that this document constitute the governing instrument of the Trust. The Trustees are hereby authorized and directed to execute and file a certificate of trust with the Delaware Secretary of State in accordance with the provisions of the Statutory Trust Act.

         3. The Depositor and the Trustees will enter into an Amended and Restated Declaration of Trust and Trust Agreement (herein, the "Amended and Restated Trust Agreement"), satisfactory to each such party and substantially in the form included as an exhibit to the 1933 Act Registration Statement (as defined below), to provide for the contemplated operation of the Trust created hereby and the issuance of the Preferred Securities (as defined below) and common securities of the Trust referred to therein. Prior to the execution and delivery of such Amended and Restated Trust Agreement, the Trustees shall not have any duty or obligation hereunder or with respect to the trust estate, except as otherwise required by this Trust Agreement, applicable law or as may be necessary to obtain prior to such execution and delivery, any licenses, consents or approvals required by applicable law or otherwise. Notwithstanding the foregoing, the Trustees may take all actions deemed proper and necessary to effect the transactions contemplated herein.

         4. The Depositor and the Trustees hereby authorize and direct the Depositor, as the agent of the Trust, (i) to file with the Securities and Exchange Commission (the "Commission") and execute, in each case on behalf of the Trust, (a) the Registration Statement on Form S-3 (the "1933 Act Registration Statement") (including any pre-effective or post- effective amendments to the 1933 Act Registration Statement) relating to the registration under the Securities Act of 1933, as amended (the "1933 Act"), of the preferred securities of the Trust (the "Preferred Securities") and certain other securities of the Depositor; (b) any preliminary prospectus or prospectus or supplement thereto relating to the Preferred Securities required to be filed pursuant to Rule 424 under the 1933 Act; and (c) to the extent deemed advisable by the Depositor, a Registration Statement on Form 8-A (the "1934 Act Registration Statement") (including all pre-effective and post-effective amendments thereto) relating to the registration of the Preferred Securities of the Trust under the Securities Exchange Act of 1934, as amended; (ii) to the extent deemed advisable by the Depositor, to file with one or more national securities exchanges (each, an "Exchange") or the National Association of Securities Dealers ("NASD") and execute on behalf of the Trust a listing application or applications and all other applications, statements, certificates, agreements and other instruments as shall be necessary or desirable to cause the Preferred Securities to be listed on any such Exchange or the NASD's Nasdaq National Market ("NASDAQ"); (iii) to file and execute on behalf of the Trust such applications, reports, surety bonds, irrevocable consents, appointments of attorney for service of process and other papers and documents as shall be necessary or desirable to register the Preferred Securities under the securities or blue sky laws of such jurisdictions as the Depositor, on behalf of the Trust, may deem necessary or desirable; and (iv) to execute on behalf of the Trust one or more underwriting agreements relating to the Preferred Securities, among the Trust, the Depositor and the underwriter(s) named therein, substantially in the form included as an exhibit to the 1933 Act Registration Statement. In the event that any filing referred to in clauses
(i), (ii) and (iii) above is required by the rules and regulations of the Commission, any Exchange, the NASD or state securities or blue sky laws to be executed on behalf of the Trust by one or more of the Trustees, each of the Trustees, in its or his capacity as a Trustee of the Trust, is hereby authorized and, to the extent so required, directed to join in any such filing and to execute on behalf of the Trust any and all of the foregoing, it being understood that Bank One Delaware, Inc. in its capacity as a Trustee of the Trust shall not be required to join in any such filing or execute on behalf of the Trust any such document unless required by the rules and regulations of the Commission, the Exchange or state securities or blue sky laws. In connection with the filings referred to above, the Depositor and Jorge A. Junquera and Richard Barrios, each as Trustees and not in their individual capacities, hereby constitute and appoint Richard L. Carrion, Jorge A. Junquera and Richard Barrios and each of them, as its and their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the Depositor or such Trustee or in the Depositor's or such Trustees' name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the 1933 Act Registration Statement and the 1934 Act Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, any Exchange, the NASD and administrators of the state securities or blue sky laws, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the Depositor or such Trustee might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their respective substitute or substitutes, shall do or cause to be done by virtue hereof.

         5. This Trust Agreement may be executed in one or more counterparts.

         6. The number of Trustees initially shall be three (3) and thereafter the number of Trustees shall be such number as shall be fixed from time to time by a written instrument signed by the Depositor which may increase or decrease the number of Trustees; provided, however, that to the extent required by the Statutory Trust Act, one Trustee shall either be a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable Delaware law. Subject to the foregoing, the Depositor is entitled to appoint or remove without cause any Trustee upon thirty (30) days' prior written notice. The Trustees may resign upon thirty (30) days' prior notice to the Depositor.

         7. This Trust Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware (without regard to "conflict of laws" principles).

         8. (a) The Trustees and their officers, directors, agents and servants (collectively, the "Fiduciary Indemnified Persons") shall not be liable, responsible or accountable in damages or otherwise to the Trust, the Depositor, the Trustees or any holder of the Preferred Securities (the Trust, the Depositor and any holder of the Preferred Securities being a "Covered Person") for any loss, damage or claim incurred by reason of any act or omission performed or omitted by the Fiduciary Indemnified Persons in good faith on behalf of the Trust and in a manner the Fiduciary Indemnified Persons reasonably believed to be within the scope of authority conferred on the Fiduciary Indemnified Persons by this Trust Agreement or by law, except that the Fiduciary Indemnified Persons shall be liable for any such loss, damage or claim incurred by reason of the Fiduciary Indemnified Person's gross negligence or willful misconduct with respect to such acts or omissions.

                  (b) The Fiduciary Indemnified Persons shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any person as to matters the Fiduciary Indemnified Persons reasonably believe are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which distributions to holders of Preferred Securities might properly be paid.

                  (c) The Depositor agrees, to the fullest extent permitted by applicable law, (i) to indemnify and hold harmless each Fiduciary Indemnified Person from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by the Fiduciary Indemnified Persons by reason of the creation, operation or termination of the Trust in a manner the Fiduciary Indemnified Persons reasonably believed to be within the scope of authority conferred on the Fiduciary Indemnified Persons by this Trust Agreement, except that no Fiduciary Indemnified Persons shall be entitled to be indemnified in respect of any loss, damage or claim incurred by the Fiduciary Indemnified Persons by reason of gross negligence or willful misconduct with respect to such acts or omissions,(ii) to advance expenses (including legal fees) incurred by a Fiduciary Indemnified Person in defending any claim, demand, action, suit or proceeding, from time to time, prior to the final disposition of such claim, demand, action, suit or proceeding, upon receipt by the Trust of an undertaking by or on behalf of such Fiduciary Indemnified Persons to repay such amount if it shall be determined that such Fiduciary Indemnified Person is not entitled to be indemnified as authorized in the preceding subsection, and (iii) to reimburse the Trustees for all other reasonable expenses (including reasonable fees and expenses of counsel and other experts) incurred in connection with this Trust Agreement and the Trust.

                  (d) The provisions of Section 8 shall survive the termination of this Trust Agreement or the earlier resignation or removal of the Fiduciary Indemnified Persons.

         9. This Trust Agreement may be dissolved and terminated before the issuance of the securities of the Trust at the election of the Depositor.

         IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed as of the day and year first above written.


                                    POPULAR, INC.,
                                    as Depositor


                                    By: /s/ Jorge A. Junquera
                                       ----------------------------------------
                                    Name: Jorge A. Junquera
                                    Title: Senior Executive Vice President


                                    BANK ONE DELAWARE, INC.,
                                    not in its individual capacity but solely as Delaware Trustee


                                    By: /s/ Christopher C. Holly
                                       ----------------------------------------
                                    Name: Christopher C. Holly
                                    Title: Vice President


                                    BANK ONE TRUST COMPANY, N.A.,
                                    not in its individual capacity but solely as Property Trustee


                                    By: /s/ Christopher C. Holly
                                       ----------------------------------------
                                    Name: Christopher C. Holly
                                    Title: Vice President


                                    /s/ Jorge A. Junquera
                                    -------------------------------------------
                                    Jorge A. Junquera, as Trustee


                                    /s/ Richard Barrios
                                    -------------------------------------------
                                    Richard Barrios, as Trustee

                              DECLARATION OF TRUST
                                      AND
                                TRUST AGREEMENT


         This DECLARATION OF TRUST AND TRUST AGREEMENT, dated as of September 3, 2003 (this "Trust Agreement"), among (i) Popular, Inc., a Puerto Rico corporation (the "Depositor"); (ii) Bank One Delaware, Inc., as Delaware Tustee; (iii) Bank One Trust Company, N.A., as Poperty Tustee; and (iv) Jorge
A. Junquera and Richard Barrios, each an individual, as trustees (each of such trustees in (ii), (iii) and (iv) a "Trustee" and collectively, the "Trustees"). The Depositor and the Trustees hereby agree as follows:

         1. The trust created hereby (the "Trust") shall be known as "Popular Capital Trust III" in which name the Trustees, or the Depositor to the extent provided herein, may engage in the transactions contemplated hereby, make and execute contracts, and sue and be sued.

         2. The Depositor hereby assigns, transfers, conveys and sets over to the Trust the sum of Ten Dollars ($10.00). The Trustees hereby acknowledge receipt of such amount in trust from the Depositor, which amount shall constitute the initial trust estate. The Trustees hereby declare that they will hold the trust estate in trust for the Depositor. It is the intention of the parties hereto that the Trust created hereby constitute a statutory trust under Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. Section 3801, et seq. (the "Statutory Trust Act"), and that this document constitute the governing instrument of the Trust. The Trustees are hereby authorized and directed to execute and file a certificate of trust with the Delaware Secretary of State in accordance with the provisions of the Statutory Trust Act.

         3. The Depositor and the Trustees will enter into an Amended and Restated Declaration of Trust and Trust Agreement (herein, the "Amended and Restated Trust Agreement"), satisfactory to each such party and substantially in the form included as an exhibit to the 1933 Act Registration Statement (as defined below), to provide for the contemplated operation of the Trust created hereby and the issuance of the Preferred Securities (as defined below) and common securities of the Trust referred to therein. Prior to the execution and delivery of such Amended and Restated Trust Agreement, the Trustees shall not have any duty or obligation hereunder or with respect to the trust estate, except as otherwise required by this Trust Agreement, applicable law or as may be necessary to obtain prior to such execution and delivery, any licenses, consents or approvals required by applicable law or otherwise. Notwithstanding the foregoing, the Trustees may take all actions deemed proper and necessary to effect the transactions contemplated herein.

         4. The Depositor and the Trustees hereby authorize and direct the Depositor, as the agent of the Trust, (i) to file with the Securities and Exchange Commission (the "Commission") and execute, in each case on behalf of the Trust, (a) the Registration Statement on Form S-3 (the "1933 Act Registration Statement") (including any pre-effective or post- effective amendments to the 1933 Act Registration Statement) relating to the registration under the Securities Act of 1933, as amended (the "1933 Act"), of the preferred securities of the Trust (the "Preferred Securities") and certain other securities of the Depositor; (b) any preliminary prospectus or prospectus or supplement thereto relating to the Preferred Securities required to be filed pursuant to Rule 424 under the 1933 Act; and (c) to the extent deemed advisable by the Depositor, a Registration Statement on Form 8-A (the "1934 Act Registration Statement") (including all pre-effective and post-effective amendments thereto) relating to the registration of the Preferred Securities of the Trust under the Securities Exchange Act of 1934, as amended; (ii) to the extent deemed advisable by the Depositor, to file with one or more national securities exchanges (each, an "Exchange") or the National Association of Securities Dealers ("NASD") and execute on behalf of the Trust a listing application or applications and all other applications, statements, certificates, agreements and other instruments as shall be necessary or desirable to cause the Preferred Securities to be listed on any such Exchange or the NASD's Nasdaq National Market ("NASDAQ"); (iii) to file and execute on behalf of the Trust such applications, reports, surety bonds, irrevocable consents, appointments of attorney for service of process and other papers and documents as shall be necessary or desirable to register the Preferred Securities under the securities or blue sky laws of such jurisdictions as the Depositor, on behalf of the Trust, may deem necessary or desirable; and (iv) to execute on behalf of the Trust one or more underwriting agreements relating to the Preferred Securities, among the Trust, the Depositor and the underwriter(s) named therein, substantially in the form included as an exhibit to the 1933 Act Registration Statement. In the event that any filing referred to in clauses
(i), (ii) and (iii) above is required by the rules and regulations of the Commission, any Exchange, the NASD or state securities or blue sky laws to be executed on behalf of the Trust by one or more of the Trustees, each of the Trustees, in its or his capacity as a Trustee of the Trust, is hereby authorized and, to the extent so required, directed to join in any such filing and to execute on behalf of the Trust any and all of the foregoing, it being understood that Bank One Delaware, Inc. in its capacity as a Trustee of the Trust shall not be required to join in any such filing or execute on behalf of the Trust any such document unless required by the rules and regulations of the Commission, the Exchange or state securities or blue sky laws. In connection with the filings referred to above, the Depositor and Jorge A. Junquera and Richard Barrios, each as Trustees and not in their individual capacities, hereby constitute and appoint Richard L. Carrion, Jorge A. Junquera and Richard Barrios and each of them, as its and their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the Depositor or such Trustee or in the Depositor's or such Trustees' name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the 1933 Act Registration Statement and the 1934 Act Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, any Exchange, the NASD and administrators of the state securities or blue sky laws, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the Depositor or such Trustee might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their respective substitute or substitutes, shall do or cause to be done by virtue hereof.

         5. This Trust Agreement may be executed in one or more counterparts.

         6. The number of Trustees initially shall be three (3) and thereafter the number of Trustees shall be such number as shall be fixed from time to time by a written instrument signed by the Depositor which may increase or decrease the number of Trustees; provided, however, that to the extent required by the Statutory Trust Act, one Trustee shall either be a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable Delaware law. Subject to the foregoing, the Depositor is entitled to appoint or remove without cause any Trustee upon thirty (30) days' prior written notice. The Trustees may resign upon thirty (30) days' prior notice to the Depositor.

         7. This Trust Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware (without regard to "conflict of laws" principles).

         8. (a) The Trustees and their officers, directors, agents and servants (collectively, the "Fiduciary Indemnified Persons") shall not be liable, responsible or accountable in damages or otherwise to the Trust, the Depositor, the Trustees or any holder of the Preferred Securities (the Trust, the Depositor and any holder of the Preferred Securities being a "Covered Person") for any loss, damage or claim incurred by reason of any act or omission performed or omitted by the Fiduciary Indemnified Persons in good faith on behalf of the Trust and in a manner the Fiduciary Indemnified Persons reasonably believed to be within the scope of authority conferred on the Fiduciary Indemnified Persons by this Trust Agreement or by law, except that the Fiduciary Indemnified Persons shall be liable for any such loss, damage or claim incurred by reason of the Fiduciary Indemnified Person's gross negligence or willful misconduct with respect to such acts or omissions.

                  (b) The Fiduciary Indemnified Persons shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any person as to matters the Fiduciary Indemnified Persons reasonably believe are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which distributions to holders of Preferred Securities might properly be paid.

                  (c) The Depositor agrees, to the fullest extent permitted by applicable law, (i) to indemnify and hold harmless each Fiduciary Indemnified Person from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by the Fiduciary Indemnified Persons by reason of the creation, operation or termination of the Trust in a manner the Fiduciary Indemnified Persons reasonably believed to be within the scope of authority conferred on the Fiduciary Indemnified Persons by this Trust Agreement, except that no Fiduciary Indemnified Persons shall be entitled to be indemnified in respect of any loss, damage or claim incurred by the Fiduciary Indemnified Persons by reason of gross negligence or willful misconduct with respect to such acts or omissions,(ii) to advance expenses (including legal fees) incurred by a Fiduciary Indemnified Person in defending any claim, demand, action, suit or proceeding, from time to time, prior to the final disposition of such claim, demand, action, suit or proceeding, upon receipt by the Trust of an undertaking by or on behalf of such Fiduciary Indemnified Persons to repay such amount if it shall be determined that such Fiduciary Indemnified Person is not entitled to be indemnified as authorized in the preceding subsection, and (iii) to reimburse the Trustees for all other reasonable expenses (including reasonable fees and expenses of counsel and other experts) incurred in connection with this Trust Agreement and the Trust.

                  (d) The provisions of Section 8 shall survive the termination of this Trust Agreement or the earlier resignation or removal of the Fiduciary Indemnified Persons.

         9. This Trust Agreement may be dissolved and terminated before the issuance of the securities of the Trust at the election of the Depositor.

         IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed as of the day and year first above written.


                                    POPULAR, INC.,
                                    as Depositor


                                    By: /s/ Jorge A. Junquera
                                       ----------------------------------------
                                    Name: Jorge A. Junquera
                                    Title: Senior Executive Vice President


                                    BANK ONE DELAWARE, INC.,
                                    not in its individual capacity but solely as Delaware Trustee


                                    By: /s/ Christopher C. Holly
                                       ----------------------------------------
                                    Name: Christopher C. Holly
                                    Title: Vice President


                                    BANK ONE TRUST COMPANY, N.A.,
                                    not in its individual capacity but solely as Property Trustee


                                    By: /s/ Christopher C. Holly
                                       ----------------------------------------
                                    Name: Christopher C. Holly
                                    Title: Vice President


                                    /s/ Jorge A. Junquera
                                    -------------------------------------------
                                    Jorge A. Junquera, as Trustee


                                    /s/ Richard Barrios
                                    -------------------------------------------
                                    Richard Barrios, as Trustee

                              DECLARATION OF TRUST
                                      AND
                                TRUST AGREEMENT


         This DECLARATION OF TRUST AND TRUST AGREEMENT, dated as of September 3, 2003 (this "Trust Agreement"), among (i) Popular, Inc., a Puerto Rico corporation (the "Depositor"); (ii) Bank One Delaware, Inc., as Delaware Tustee; (iii) Bank One Trust Company, N.A., as Poperty Tustee; and (iv) Jorge
A. Junquera and Richard Barrios, each an individual, as trustees (each of such trustees in (ii), (iii) and (iv) a "Trustee" and collectively, the "Trustees"). The Depositor and the Trustees hereby agree as follows:

         1. The trust created hereby (the "Trust") shall be known as "Popular Capital Trust IV" in which name the Trustees, or the Depositor to the extent provided herein, may engage in the transactions contemplated hereby, make and execute contracts, and sue and be sued.

         2. The Depositor hereby assigns, transfers, conveys and sets over to the Trust the sum of Ten Dollars ($10.00). The Trustees hereby acknowledge receipt of such amount in trust from the Depositor, which amount shall constitute the initial trust estate. The Trustees hereby declare that they will hold the trust estate in trust for the Depositor. It is the intention of the parties hereto that the Trust created hereby constitute a statutory trust under Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. Section 3801, et seq. (the "Statutory Trust Act"), and that this document constitute the governing instrument of the Trust. The Trustees are hereby authorized and directed to execute and file a certificate of trust with the Delaware Secretary of State in accordance with the provisions of the Statutory Trust Act.

         3. The Depositor and the Trustees will enter into an Amended and Restated Declaration of Trust and Trust Agreement (herein, the "Amended and Restated Trust Agreement"), satisfactory to each such party and substantially in the form included as an exhibit to the 1933 Act Registration Statement (as defined below), to provide for the contemplated operation of the Trust created hereby and the issuance of the Preferred Securities (as defined below) and common securities of the Trust referred to therein. Prior to the execution and delivery of such Amended and Restated Trust Agreement, the Trustees shall not have any duty or obligation hereunder or with respect to the trust estate, except as otherwise required by this Trust Agreement, applicable law or as may be necessary to obtain prior to such execution and delivery, any licenses, consents or approvals required by applicable law or otherwise. Notwithstanding the foregoing, the Trustees may take all actions deemed proper and necessary to effect the transactions contemplated herein.

         4. The Depositor and the Trustees hereby authorize and direct the Depositor, as the agent of the Trust, (i) to file with the Securities and Exchange Commission (the "Commission") and execute, in each case on behalf of the Trust, (a) the Registration Statement on Form S-3 (the "1933 Act Registration Statement") (including any pre-effective or post- effective amendments to the 1933 Act Registration Statement) relating to the registration under the Securities Act of 1933, as amended (the "1933 Act"), of the preferred securities of the Trust (the "Preferred Securities") and certain other securities of the Depositor; (b) any preliminary prospectus or prospectus or supplement thereto relating to the Preferred Securities required to be filed pursuant to Rule 424 under the 1933 Act; and (c) to the extent deemed advisable by the Depositor, a Registration Statement on Form 8-A (the "1934 Act Registration Statement") (including all pre-effective and post-effective amendments thereto) relating to the registration of the Preferred Securities of the Trust under the Securities Exchange Act of 1934, as amended; (ii) to the extent deemed advisable by the Depositor, to file with one or more national securities exchanges (each, an "Exchange") or the National Association of Securities Dealers ("NASD") and execute on behalf of the Trust a listing application or applications and all other applications, statements, certificates, agreements and other instruments as shall be necessary or desirable to cause the Preferred Securities to be listed on any such Exchange or the NASD's Nasdaq National Market ("NASDAQ"); (iii) to file and execute on behalf of the Trust such applications, reports, surety bonds, irrevocable consents, appointments of attorney for service of process and other papers and documents as shall be necessary or desirable to register the Preferred Securities under the securities or blue sky laws of such jurisdictions as the Depositor, on behalf of the Trust, may deem necessary or desirable; and (iv) to execute on behalf of the Trust one or more underwriting agreements relating to the Preferred Securities, among the Trust, the Depositor and the underwriter(s) named therein, substantially in the form included as an exhibit to the 1933 Act Registration Statement. In the event that any filing referred to in clauses
(i), (ii) and (iii) above is required by the rules and regulations of the Commission, any Exchange, the NASD or state securities or blue sky laws to be executed on behalf of the Trust by one or more of the Trustees, each of the Trustees, in its or his capacity as a Trustee of the Trust, is hereby authorized and, to the extent so required, directed to join in any such filing and to execute on behalf of the Trust any and all of the foregoing, it being understood that Bank One Delaware, Inc. in its capacity as a Trustee of the Trust shall not be required to join in any such filing or execute on behalf of the Trust any such document unless required by the rules and regulations of the Commission, the Exchange or state securities or blue sky laws. In connection with the filings referred to above, the Depositor and Jorge A. Junquera and Richard Barrios, each as Trustees and not in their individual capacities, hereby constitute and appoint Richard L. Carrion, Jorge A. Junquera and Richard Barrios and each of them, as its and their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the Depositor or such Trustee or in the Depositor's or such Trustees' name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the 1933 Act Registration Statement and the 1934 Act Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, any Exchange, the NASD and administrators of the state securities or blue sky laws, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the Depositor or such Trustee might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their respective substitute or substitutes, shall do or cause to be done by virtue hereof.

         5. This Trust Agreement may be executed in one or more counterparts.

         6. The number of Trustees initially shall be three (3) and thereafter the number of Trustees shall be such number as shall be fixed from time to time by a written instrument signed by the Depositor which may increase or decrease the number of Trustees; provided, however, that to the extent required by the Statutory Trust Act, one Trustee shall either be a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable Delaware law. Subject to the foregoing, the Depositor is entitled to appoint or remove without cause any Trustee upon thirty (30) days' prior written notice. The Trustees may resign upon thirty (30) days' prior notice to the Depositor.

         7. This Trust Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware (without regard to "conflict of laws" principles).

         8. (a) The Trustees and their officers, directors, agents and servants (collectively, the "Fiduciary Indemnified Persons") shall not be liable, responsible or accountable in damages or otherwise to the Trust, the Depositor, the Trustees or any holder of the Preferred Securities (the Trust, the Depositor and any holder of the Preferred Securities being a "Covered Person") for any loss, damage or claim incurred by reason of any act or omission performed or omitted by the Fiduciary Indemnified Persons in good faith on behalf of the Trust and in a manner the Fiduciary Indemnified Persons reasonably believed to be within the scope of authority conferred on the Fiduciary Indemnified Persons by this Trust Agreement or by law, except that the Fiduciary Indemnified Persons shall be liable for any such loss, damage or claim incurred by reason of the Fiduciary Indemnified Person's gross negligence or willful misconduct with respect to such acts or omissions.

                  (b) The Fiduciary Indemnified Persons shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any person as to matters the Fiduciary Indemnified Persons reasonably believe are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which distributions to holders of Preferred Securities might properly be paid.

                  (c) The Depositor agrees, to the fullest extent permitted by applicable law, (i) to indemnify and hold harmless each Fiduciary Indemnified Person from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by the Fiduciary Indemnified Persons by reason of the creation, operation or termination of the Trust in a manner the Fiduciary Indemnified Persons reasonably believed to be within the scope of authority conferred on the Fiduciary Indemnified Persons by this Trust Agreement, except that no Fiduciary Indemnified Persons shall be entitled to be indemnified in respect of any loss, damage or claim incurred by the Fiduciary Indemnified Persons by reason of gross negligence or willful misconduct with respect to such acts or omissions,(ii) to advance expenses (including legal fees) incurred by a Fiduciary Indemnified Person in defending any claim, demand, action, suit or proceeding, from time to time, prior to the final disposition of such claim, demand, action, suit or proceeding, upon receipt by the Trust of an undertaking by or on behalf of such Fiduciary Indemnified Persons to repay such amount if it shall be determined that such Fiduciary Indemnified Person is not entitled to be indemnified as authorized in the preceding subsection, and (iii) to reimburse the Trustees for all other reasonable expenses (including reasonable fees and expenses of counsel and other experts) incurred in connection with this Trust Agreement and the Trust.

                  (d) The provisions of Section 8 shall survive the termination of this Trust Agreement or the earlier resignation or removal of the Fiduciary Indemnified Persons.

         9. This Trust Agreement may be dissolved and terminated before the issuance of the securities of the Trust at the election of the Depositor.

         IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed as of the day and year first above written.


                                    POPULAR, INC.,
                                    as Depositor


                                    By: /s/ Jorge A. Junquera
                                       ----------------------------------------
                                    Name: Jorge A. Junquera
                                    Title: Senior Executive Vice President


                                    BANK ONE DELAWARE, INC.,
                                    not in its individual capacity but solely as Delaware Trustee


                                    By: /s/ Christopher C. Holly
                                       ----------------------------------------
                                    Name: Christopher C. Holly
                                    Title: Vice President


                                    BANK ONE TRUST COMPANY, N.A.,
                                    not in its individual capacity but solely as Property Trustee


                                    By: /s/ Christopher C. Holly
                                       ----------------------------------------
                                    Name: Christopher C. Holly
                                    Title: Vice President


                                    /s/ Jorge A. Junquera
                                    -------------------------------------------
                                    Jorge A. Junquera, as Trustee


                                    /s/ Richard Barrios
                                    -------------------------------------------
                                    Richard Barrios, as Trustee